Exhibit 99.1

Pennsylvania Real Estate Investment Trust®

Supplemental Financial and Operating Information

Quarter Ended September 30, 2010

www.preit.com

NYSE: PEI

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

September 30, 2010

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3
Operating Results
Statement of Operations-Proportionate Consolidation Method - Three Months Ended September 30, 2010 and September 30, 2009	4
Statement of Operations-Proportionate Consolidation Method - Nine Months Ended September 30, 2010 and September 30, 2009	5
Net Operating Income - Three Months Ended September 30, 2010 and September 30, 2009	6
Net Operating Income - Nine Months Ended September 30, 2010 and September 30, 2009	7
Computation of Earnings Per Share	8
Funds From Operations and Funds Available for Distribution	9
Operating Statistics
Leasing Activity Summary	10
Summarized Rent Per Square Foot and Occupancy Percentages	11
Mall Sales and Rent Per Square Foot	12
Mall Occupancy - Owned GLA	13
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	14
Top Twenty Tenants	15
Lease Expirations	16
Gross Leasable Area Occupancy Summary	17
Property Information	18
Balance Sheet
Balance Sheet - Proportionate Consolidation Method	21
Balance Sheet - Property Type	22
Investment in Real Estate	23
Property Redevelopment Summary	25
Capital Expenditures	26
Debt Analysis	27
Debt Schedule	28
Selected Debt Ratios	29
Shareholder Information	30
Definitions	31

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility, as well as capital application provisions and limits on PREIT’s ability to pay distributions on our common shares; PREIT’s ability to refinance its existing indebtedness when it matures on favorable terms, or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties, or through other actions; PREIT’s short- and long-term liquidity position; the effects on PREIT of dislocations and liquidity disruptions in the capital and credit markets; the current economic downturn and its effect on employment, consumer confidence and consumer spending; tenant business and solvency and leasing decisions and the value and potential impairment of PREIT’s properties; and PREIT’s ability to maintain and increase property occupancy, sales and rental rates, including at recently redeveloped properties. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2009. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers. As of September 30, 2010, the Company’s 49 properties include 38 shopping malls, eight strip and power centers, and three development properties. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 33.2 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Fourth Quarter 2010	February 24, 2011

Research Coverage

Company	Analyst	Phone Number
Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640
	Jeffery Spector	(646) 855-1363
	Lindsay Schroll	(646) 855-1829

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Cedrik Lachance	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah King	(212) 622-5670

Keefe, Bruyette, & Woods	Ben Yang	(415) 591-1631

Stifel Nicolaus	Nathan Isbee	(443) 224-1346

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

October 29, 2010 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

July 29, 2010 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

Acquisitions, dispositions, development and redevelopment activities:

October 28, 2010 - PREIT announced it signed an agreement with the Township of Voorhees to relocate the municipal offices of Voorhees, New Jersey to Voorhees Town Center.

September 30, 2010 - PREIT announced it completed the sale of five power centers to Cedar Shopping Centers, Inc.

August 16, 2010 - PREIT has agreed to sell its interests in up to seven power centers to Cedar Shopping Centers, Inc.

Other activities:

October 14, 2010 - PREIT scheduled its Third Quarter 2010 earnings call for Thursday, November 4, 2010.

August 3, 2010 - PREIT reported its Second Quarter 2010 results.

July 19, 2010 - PREIT scheduled its Second Quarter 2010 earnings call for Tuesday, August 3, 2010.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended September 30,		Year Ended December 31,
	2010	2009	2009	2008
TRADING INFORMATION
High Price	$13.90	$9.13	$9.13	$29.70
Low Price	$10.03	$3.87	$2.20	$2.21
Average Daily Trading Volume	637,795	593,288	824,654	768,718

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	55,376	43,302	44,615	39,468
OP Units Outstanding	2,329	2,329	2,329	2,201

TOTAL Shares and OP Units Outstanding	57,705	45,631	46,944	41,669

Market Price (closing price at end of period)	$11.86	$7.61	$8.46	$7.45

Equity Market Capitalization - Shares and OP Units	$684,416	$347,030	$397,148	$310,437

DEBT CAPITALIZATION (1)
Secured Debt Balance (2)	$2,273,998	$1,978,191	$1,956,193	$1,940,334
Unsecured Debt Balance (3) (4)	136,900	857,400	792,900	811,500

Debt Capitalization	2,410,898	2,835,591	2,749,093	2,751,834

TOTAL MARKET CAPITALIZATION	$3,095,314	$3,182,621	$3,146,241	$3,062,271

Equity Capitalization/Total Market Capitalization	22.1%	10.9%	12.6%	10.1%
Debt Capitalization/Total Market Capitalization	77.9%	89.1%	87.4%	89.9%
Unsecured Debt Balance/Total Debt	5.7%	30.2%	28.8%	29.5%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	(5)	$0.150	$0.630	$2.254
Capital Gain	(5)	—	0.110	—
Return of Capital/Non-Taxable	(5)	—	—	0.026

Distributions per share	$0.150	$0.150	$0.740	$2.280

Annualized Dividend Yield (6)	5.1%	7.9%	8.7%	30.6%

CAPITAL RESOURCES

Cash and Cash Equivalents	$47,694	$94,443	$77,147	$12,711

Revolving Credit Facility	150,000	500,000	500,000	500,000
Amount Outstanding	—	(485,000)	(486,000)	(400,000)
Letters of Credit	(1,534)	(3,030)	(3,030)	(6,428)

Available Credit Facility (7)	148,466	11,970	10,970	93,572

TOTAL	$196,160	$106,413	$88,117	$106,283

Shelf Registration	$831,812	$1,000,000	$1,000,000	$1,000,000

(1)	Amounts exclude debt discount on exchangeable notes and debt premium on mortgage loans.
(2)	The secured debt balance includes $347,200 in Term Loans as of September 30, 2010.
(3)

The unsecured debt balance includes $170,000 in senior unsecured 2008 Term Loan for the periods ending December 31, 2009, September 30, 2009 and December 31, 2008, and Credit Facility balances of $486,000 for the period ending December 31, 2009, $485,000 for the period ending September 30, 2009, and $400,000 for the period ending December 31, 2008.

(4)

The unsecured debt balance includes exchangeable notes of $136,900 for the periods ending September 30, 2010 and December 31, 2009, $202,400 for the period ending September 30, 2009 and $241,500 for the period ending December 31, 2008.

(5)	Tax status of 2010 dividend payments will be available in January 2011.
(6)	Based on closing share price at the end of the period.
(7)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Three Months Ended September 30, 2010

Proportionate Consolidation Method

(in thousands)

	Three months ended September 30, 2010				Three months ended September 30, 2009
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$71,842	$6,371	$2,508	$80,721	$70,926	$6,244	$3,507	$80,677
Expense reimbursements	33,571	2,503	639	36,713	33,291	2,400	837	36,528
Percentage rent	767	35	—	802	918	39	—	957
Lease termination revenue	370	—	—	370	300	—	—	300
Other real estate revenue	3,301	347	2	3,650	3,270	406	36	3,712
Interest and other income	2,804	—	—	2,804	862	—	—	862

Total revenue	112,655	9,256	3,149	125,060	109,567	9,089	4,380	123,036

EXPENSES:
Operating expenses:
CAM and real estate taxes	(35,683)	(1,904)	(592)	(38,179)	(34,304)	(1,950)	(927)	(37,181)
Utilities	(7,587)	(271)	(4)	(7,862)	(6,769)	(236)	(21)	(7,026)
Other operating expenses	(6,926)	(640)	(137)	(7,703)	(6,760)	(647)	(26)	(7,433)

Total operating expenses	(50,196)	(2,815)	(733)	(53,744)	(47,833)	(2,833)	(974)	(51,640)

Depreciation and amortization	(41,673)	(2,020)	(1,306)	(44,999)	(40,240)	(1,983)	(1,567)	(43,790)
Other expenses:
General and administrative expenses	(8,958)	—	—	(8,958)	(9,583)	—	—	(9,583)
Abandoned project costs, income taxes and other expenses	(558)	—	—	(558)	(200)	—	—	(200)

Total other expenses	(9,516)	—	—	(9,516)	(9,783)	—	—	(9,783)

Interest expense, net (2)	(36,384)	(2,566)	(674)	(39,624)	(32,961)	(1,918)	(628)	(35,507)
Gain on extinguishment of debt	—	—	—	—	4,167	—	—	4,167

Total expenses	(137,769)	(7,401)	(2,713)	(147,883)	(126,650)	(6,734)	(3,169)	(136,553)

Loss before equity in income of partnerships, discontinued operations and gains on sales of real estate	(25,114)	1,855	436	(22,823)	(17,083)	2,355	1,211	(13,517)
Equity in income of partnerships	1,855	(1,855)	—	—	2,355	(2,355)	—	—

Loss from continuing operations	(23,259)	—	436	(22,823)	(14,728)	—	1,211	(13,517)
Discontinued operations:
Operating results from discontinued operations	436	—	(436)	—	1,211	—	(1,211)	—
Gains on sales of discontinued operations	19,151	—	—	19,151	3,398	—	—	3,398

Income from discontinued operations	19,587	—	(436)	19,151	4,609	—	(1,211)	3,398

Net loss	(3,672)	—	—	(3,672)	(10,119)	—	—	(10,119)
Less: net loss attributable to noncontrolling interests	87	—	—	87	477	—	—	477

Net loss attributable to PREIT	$(3,585)	$—	$—	$(3,585)	$(9,642)	$—	$—	$(9,642)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $504 and $1,287 for the three months ended September 30, 2010 and September 30, 2009, respectively.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Nine Months Ended September 30, 2010

Proportionate Consolidation Method

(in thousands)

	Nine months ended September 30, 2010				Nine months ended September 30, 2009
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$214,696	$19,135	$7,739	$241,570	$211,515	$18,662	$10,364	$240,541
Expense reimbursements	99,980	7,909	1,750	109,639	100,125	7,595	2,512	110,232
Percentage rent	2,292	62	—	2,354	2,378	72	—	2,450
Lease termination revenue	2,551	275	—	2,826	1,636	120	—	1,756
Other real estate revenue	9,762	910	8	10,680	9,982	1,210	93	11,285
Interest and other income	4,130	—	—	4,130	2,092	—	—	2,092

Total revenue	333,411	28,291	9,497	371,199	327,728	27,659	12,969	368,356

EXPENSES:
Operating expenses:
CAM and real estate taxes	(107,183)	(6,312)	(1,904)	(115,399)	(101,285)	(6,023)	(2,821)	(110,129)
Utilities	(20,053)	(688)	(7)	(20,748)	(18,561)	(660)	(45)	(19,266)
Other operating expenses	(19,063)	(1,814)	(196)	(21,073)	(19,156)	(1,941)	(110)	(21,207)

Total operating expenses	(146,299)	(8,814)	(2,107)	(157,220)	(139,002)	(8,624)	(2,976)	(150,602)

Depreciation and amortization	(122,677)	(6,581)	(3,907)	(133,165)	(117,951)	(6,056)	(4,732)	(128,739)
Other expenses:
General and administrative expenses	(28,261)	—	—	(28,261)	(28,436)	—	—	(28,436)
Impairment of assets	—	—	—	—	(70)	—	—	(70)
Abandoned project costs, income taxes and other expenses	(1,012)	—	—	(1,012)	(598)	—	—	(598)

Total other expenses	(29,273)	—	—	(29,273)	(29,104)	—	—	(29,104)

Interest expense, net (2)	(108,588)	(6,002)	(1,926)	(116,516)	(97,774)	(5,448)	(1,572)	(104,794)
Gain on extinguishment of debt	—	—	—	—	13,971	—	—	13,971

Total expenses	(406,837)	(21,397)	(7,940)	(436,174)	(369,860)	(20,128)	(9,280)	(399,268)

Loss before equity in income of partnerships, discontinued operations and gains on sales of real estate	(73,426)	6,894	1,557	(64,975)	(42,132)	7,531	3,689	(30,912)
Equity in income of partnerships	6,894	(6,894)	—	—	7,531	(7,531)	—	—
Gains on sales of real estate	—	—	—	—	1,654	—	—	1,654

Loss from continuing operations	(66,532)	—	1,557	(64,975)	(32,947)	—	3,689	(29,258)
Discontinued operations
Operating results from discontinued operations	1,557	—	(1,557)	—	3,689	—	(3,689)	—
Gains on sales of discontinued operations	19,151	—		19,151	3,398	—	—	3,398

Income from discontinued operations	20,708	—	(1,557)	19,151	7,087	—	(3,689)	3,398

Net loss	(45,824)	—	—	(45,824)	(25,860)	—	—	(25,860)
Less: net loss attributable to noncontrolling interests	1,928	—	—	1,928	1,215	—	—	1,215

Net loss attributable to PREIT	$(43,896)	$—	$—	$(43,896)	$(24,645)	$—	$—	$(24,645)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $1,959 and $4,527 for the nine months ended September 30, 2010 and September 30, 2009, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended September 30, 2010 and 2009

(in thousands)

	Three months ended September 30, 2010				Three months ended September 30, 2009
SAME STORE RETAIL/SOLD/OTHER	Same	Sold	Other	Total	Same	Sold	Other	Total

Real estate revenue:
Base rent	$77,811	$2,508	$402	$80,721	$76,746	$3,507	$424	$80,677
Expense reimbursements	36,063	639	11	36,713	35,677	837	14	36,528
Percentage rent	802	—	—	802	957	—	—	957
Lease termination revenue	370	—	—	370	300	—	—	300
Other real estate revenue	3,526	2	122	3,650	3,481	36	195	3,712

TOTAL REAL ESTATE REVENUE	118,572	3,149	535	122,256	117,161	4,380	633	122,174

Operating expenses:
CAM and real estate taxes	(37,243)	(592)	(344)	(38,179)	(35,888)	(927)	(366)	(37,181)
Utilities	(7,858)	(4)	—	(7,862)	(7,005)	(21)	—	(7,026)
Other operating expenses	(7,504)	(137)	(62)	(7,703)	(7,291)	(26)	(116)	(7,433)

TOTAL OPERATING EXPENSES	(52,605)	(733)	(406)	(53,744)	(50,184)	(974)	(482)	(51,640)

NET OPERATING INCOME	$65,967	$2,416	$129	$68,512	$66,977	$3,406	$151	$70,534

	Three months ended September 30, 2010			Three months ended September 30, 2009
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total

Real estate revenue:
Base rent	$71,935	$5,876	$77,811	$71,340	$5,406	$76,746
Expense reimbursements	34,834	1,229	36,063	34,478	1,199	35,677
Percentage rent	771	31	802	920	37	957
Lease termination revenue	370	—	370	300	—	300
Other real estate revenue	3,475	51	3,526	3,433	48	3,481

TOTAL REAL ESTATE REVENUE	111,385	7,187	118,572	110,471	6,690	117,161

Operating expenses:
CAM and real estate taxes	(36,083)	(1,160)	(37,243)	(34,639)	(1,249)	(35,888)
Utilities	(7,771)	(87)	(7,858)	(6,932)	(73)	(7,005)
Other operating expenses	(7,317)	(187)	(7,504)	(7,008)	(283)	(7,291)

TOTAL OPERATING EXPENSES	(51,171)	(1,434)	(52,605)	(48,579)	(1,605)	(50,184)

NET OPERATING INCOME	$60,214	$5,753	$65,967	$61,892	$5,085	$66,977

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Nine Months Ended September 30, 2010 and 2009

(in thousands)

	Nine Months Ended September 30, 2010				Nine Months Ended September 30, 2009
SAME STORE RETAIL/SOLD/OTHER	Same	Sold	Other	Total	Same	Sold	Other	Total

Real estate revenue:
Base rent	$232,641	$7,739	$1,190	$241,570	$228,880	$10,364	$1,297	$240,541
Expense reimbursements	107,851	1,750	38	109,639	107,680	2,512	40	110,232
Percentage rent	2,354	—	—	2,354	2,450	—	—	2,450
Lease termination revenue	2,826	—	—	2,826	1,756	—	—	1,756
Other real estate revenue	10,312	8	360	10,680	10,626	93	566	11,285

TOTAL REAL ESTATE REVENUE	355,984	9,497	1,588	367,069	351,392	12,969	1,903	366,264

Operating expenses:
CAM and real estate taxes	(112,469)	(1,904)	(1,026)	(115,399)	(106,220)	(2,821)	(1,088)	(110,129)
Utilities	(20,741)	(7)	—	(20,748)	(19,222)	(45)	1	(19,266)
Other operating expenses	(20,731)	(196)	(146)	(21,073)	(20,827)	(110)	(270)	(21,207)

TOTAL OPERATING EXPENSES	(153,941)	(2,107)	(1,172)	(157,220)	(146,269)	(2,976)	(1,357)	(150,602)

NET OPERATING INCOME	$202,043	$7,390	$416	$209,849	$205,123	$9,993	$546	$215,662

	Nine Months Ended September 30, 2010			Nine Months Ended September 30, 2009
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total

Real estate revenue:
Base rent	$215,608	$17,033	$232,641	$212,413	$16,467	$228,880
Expense reimbursements	103,878	3,973	107,851	104,017	3,663	107,680
Percentage rent	2,332	22	2,354	2,376	74	2,450
Lease termination revenue	2,826	—	2,826	1,756	—	1,756
Other real estate revenue	10,152	160	10,312	10,459	167	10,626

TOTAL REAL ESTATE REVENUE	334,796	21,188	355,984	331,021	20,371	351,392

Operating expenses:
CAM and real estate taxes	(108,355)	(4,114)	(112,469)	(102,420)	(3,800)	(106,220)
Utilities	(20,552)	(189)	(20,741)	(19,039)	(183)	(19,222)
Other operating expenses	(20,216)	(515)	(20,731)	(20,134)	(693)	(20,827)

TOTAL OPERATING EXPENSES	(149,123)	(4,818)	(153,941)	(141,593)	(4,676)	(146,269)

NET OPERATING INCOME	$185,673	$16,370	$202,043	$189,428	$15,695	$205,123

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Loss from continuing operations	$(23,259)	$(14,728)	$(66,532)	$(32,947)
Noncontrolling interest in continuing operations	878	655	2,719	1,408

Dividends on unvested restricted shares	(174)	(161)	(441)	(634)

Loss from continuing operations used to calculate earnings per share - basic and diluted	$(22,555)	$(14,234)	$(64,254)	$(32,173)

Income from discontinued operations	$19,587	$4,609	$20,708	$7,087
Noncontrolling interest in discontinued operations	(791)	(178)	(791)	(193)

Income from discontinued operations used to calculate earnings per share - basic and diluted	$18,796	$4,431	$19,917	$6,894

Basic loss per share
Loss from continuing operations	$(0.42)	$(0.34)	$(1.30)	$(0.80)
Income from discontinued operations	0.35	0.11	0.40	0.17

	$(0.07)	$(0.23)	$(0.90)	$(0.63)

Diluted loss per share
Loss from continuing operations	$(0.42)	$(0.34)	$(1.30)	$(0.80)
Income from discontinued operations	0.35	0.11	0.40	0.17

	$(0.07)	$(0.23)	$(0.90)	$(0.63)

Weighted average of common shares outstanding	55,351	43,277	50,502	41,038

Weighted average of unvested restricted shares	(1,151)	(1,082)	(1,067)	(894)

Weighted average shares outstanding - basic	54,200	42,195	49,435	40,144

Weighted average effect of common share equivalents (1)	—	—	—	—

Total weighted average shares outstanding - diluted	54,200	42,195	49,435	40,144

(1)

The Company had net losses from continuing operations for all periods presented. Therefore, the effect of common share equivalents of 527 and 408 for nine months ended September 30, 2010 and 2009, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,		Year Ended December 31,
	2010		2009	2010	2009	2009
FUNDS FROM OPERATIONS (FFO)
Net loss	$(3,672)		$(10,119)	$(45,824)	$(25,860)	$(90,091)
Gains on sales of discontinued operations	(19,151)		(3,398)	(19,151)	(3,398)	(9,503)
Gains on sales of interests in real estate	—		—	—	(923)	(923)
Depreciation and amortization: (1)
Wholly owned and consolidated partnerships	41,331		39,758	121,518	116,312	164,284
Unconsolidated partnerships	2,020		1,983	6,581	6,056	8,144
Discontinued operations	1,306		1,567	3,907	4,732	1,176

FFO	$21,834		$29,791	$67,031	$96,919	$73,087

Accelerated amortization of deferred financing costs	1,394		—	3,652	—	—
Impairment of assets	—		—	—	70	74,254
Gain on extinguishment of debt	—		(4,167)	—	(13,971)	(27,047)

FFO AS ADJUSTED	$23,228		$25,624	$70,683	$83,018	$120,294

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$21,834		$29,791	$67,031	$96,919	$73,087
Adjustments:
Straight line rent	(315)		(465)	(1,194)	(1,228)	(1,276)
Recurring capital expenditures	(5,852)		(4,671)	(7,633)	(8,463)	(16,495)
Tenant allowances	(5,520)		(1,830)	(10,890)	(7,561)	(11,312)
Capitalized leasing costs	(982)		(999)	(3,123)	(3,149)	(4,341)
Amortization of mortgage loan premium	(298)		(333)	(885)	(988)	(1,283)
Amortization of above- and below-market lease intangibles	(3)		16	(15)	(504)	(394)
Amortization of exchangeable notes debt discount	467		682	1,382	2,175	2,817
Impairment of assets	—		—	—	70	74,254
Gain on extinguishment of debt	—		(4,167)	—	(13,971)	(27,047)

FAD	$9,331		$18,024	$44,673	$63,300	$88,010

Weighted average of common shares outstanding	54,200		42,195	49,435	40,144	40,953
Weighted average of OP Units outstanding	2,329		2,329	2,329	2,248	2,268
Weighted average effect of common share equivalents	528		—	407	—	12

Total weighted average shares outstanding, including OP Units	57,057		44,524	52,171	42,392	43,233

Net loss per diluted share	$(0.07)		$(0.23)	$(0.90)	$(0.63)	$(2.11)
FFO per diluted share	$0.38		$0.67	$1.28	$2.29	$1.69
FFO per diluted share as adjusted	$0.41		$0.58	$1.35	$1.96	$2.78
FAD per diluted share	$0.16		$0.40	$0.86	$1.49	$2.04
Dividend per common share	$0.15		$0.15	$0.45	$0.59	$0.74
PAYOUT RATIOS
Payout Ratio of FFO	87.1	%(2)				43.8%
Payout Ratio of FFO as adjusted	27.5	%(2)				26.6%
Payout Ratio of FAD	42.9	%(2)				36.4%

(1)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.
(2)	Twelve months ended September 30, 2010.

Pennsylvania Real Estate Investment Trust

2010 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf		Annualized Tenant Improvements psf (1)
	Number	GLA	Previous	New	Dollar	Percentage
New Leases - Previously Leased Space:

1st Quarter	13	37,635	$26.45	$25.58	$(0.87)	-3.3%	$0.67
2nd Quarter	25	73,166	22.34	24.04	1.70	7.6%	1.90
3rd Quarter	26	70,644	27.19	24.19	(3.00)	-11.0%	2.09

Total/Average	64	181,445	$25.08	$24.42	$(0.66)	-2.6%	$1.72

New Leases - Previously Vacant Space: (2)

1st Quarter	14	83,459	N/A	$17.42	$17.42	N/A	$0.24
2nd Quarter	36	156,027	N/A	16.64	16.64	N/A	1.13
3rd Quarter	58	238,159	N/A	17.59	17.59	N/A	2.86

Total/Average	108	477,645	N/A	$17.25	$17.25	N/A	$1.84

Renewal: (3)

1st Quarter	132	489,130	$22.09	$20.56	$(1.53)	-6.9%	$0.02
2nd Quarter	97	386,648	20.10	19.79	(0.31)	-1.5%	0.24
3rd Quarter	86	322,240	23.43	22.58	(0.85)	-3.6%	0.14

Total/Average	315	1,198,018	$21.81	$20.86	$(0.95)	-4.4%	$0.12

Anchor Renewal:

1st Quarter	6	398,532	$3.12	$3.08	$(0.04)	-1.3%	$—
2nd Quarter	7	789,883	2.27	2.27	—	0.0%	—
3rd Quarter	6	778,332	2.51	2.51	—	0.0%	—

Total/Average	19	1,966,747	$2.54	$2.53	$(0.01)	-0.3%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(2)	This category includes newly constructed and recommissioned space.
(3)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	September 30, 2010			September 30, 2009			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average (1)	$32.70	89.5%	84.5%	$32.51	88.9%	83.8%	0.6%	0.6%	0.7%
Strip and Power Centers weighted average	$16.28	95.7%	93.8%	$16.42	89.1%	84.9%	-0.9%	6.6%	8.9%
Retail Portfolio weighted average	$28.94	90.2%	85.7%	$29.32	88.9%	84.0%	-1.3%	1.3%	1.7%

Consolidated Properties	$30.69	89.6%	84.4%	$30.90	88.7%	83.4%	-0.7%	0.9%	1.0%
Unconsolidated Properties	$23.27	94.8%	93.1%	$23.63	90.8%	87.4%	-1.5%	4.0%	5.7%
Same Properties	$28.94	90.2%	85.7%	$29.32	88.9%	84.0%	-1.3%	1.3%	1.7%

(1)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.50/sq ft as of September 30, 2010 and $14.53/sq ft as of September 30, 2009.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

	% of Current Quarter Mall NOI	September 30, 2010			September 30, 2009			Change
		Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	27.8%
Cherry Hill Mall		$46.45	$536	13.7%	$47.18	$419	16.2%	-1.6%	27.9%	-2.5%
Lehigh Valley Mall		44.70	530	12.3%	43.75	466	13.6%	2.2%	13.7%	-1.3%
Jacksonville Mall		32.58	501	10.0%	31.84	484	9.7%	2.3%	3.5%	0.3%
Woodland Mall		43.95	483	13.0%	43.73	445	15.4%	0.5%	8.5%	-2.4%
Patrick Henry Mall		39.40	402	13.9%	37.43	422	12.9%	5.3%	-4.7%	1.0%
Sales per square foot between $350 - $400	27.0%
Willow Grove Park (3)		43.38	389	16.7%	42.79	389	15.8%	1.4%	0.0%	0.9%
Moorestown Mall		36.67	375	15.1%	36.48	403	14.6%	0.5%	-6.9%	0.5%
Viewmont Mall		29.74	366	13.1%	30.42	356	12.9%	-2.2%	2.8%	0.2%
The Mall at Prince Georges		36.87	363	15.4%	35.76	377	15.2%	3.1%	-3.7%	0.2%
Wyoming Valley Mall		31.06	359	13.2%	31.04	349	12.8%	0.0%	2.9%	0.4%
Valley View Mall		30.39	359	11.8%	31.44	353	12.2%	-3.4%	1.7%	-0.4%
The Gallery at Market East (3)		38.09	353	13.7%	37.62	351	14.3%	1.3%	0.6%	-0.6%
Dartmouth Mall		30.68	352	12.4%	29.62	340	12.3%	3.6%	3.5%	0.1%
Sales per square foot between $300 - $349	24.9%
Capital City Mall		33.46	348	11.8%	32.70	354	11.7%	2.3%	-1.7%	0.1%
Springfield Mall		34.32	345	15.2%	31.30	326	15.4%	9.6%	5.8%	-0.2%
Francis Scott Key Mall		27.33	330	11.7%	26.78	322	11.9%	2.1%	2.5%	-0.2%
Plymouth Meeting Mall		31.75	320	10.9%	34.52	246	13.1%	-8.0%	30.1%	-2.2%
Exton Square Mall		37.84	317	14.8%	38.84	318	15.7%	-2.6%	-0.3%	-0.9%
Magnolia Mall		26.91	311	13.2%	25.69	301	13.5%	4.8%	3.3%	-0.3%
Valley Mall		26.43	308	12.1%	25.31	312	13.0%	4.4%	-1.3%	-0.9%
Logan Valley Mall		26.28	307	11.7%	26.23	296	12.4%	0.2%	3.7%	-0.7%
Cumberland Mall		28.47	306	13.7%	27.02	297	14.2%	5.4%	3.0%	-0.5%
Crossroads Mall		20.86	305	9.7%	22.43	306	9.1%	-7.0%	-0.3%	0.6%
Sales per square foot under $300	20.3%
Palmer Park Mall		25.57	289	11.0%	25.66	284	11.9%	-0.4%	1.8%	-0.9%
Uniontown Mall		22.60	280	11.0%	23.03	279	11.6%	-1.9%	0.4%	-0.6%
Wiregrass Commons Mall		27.11	277	11.7%	26.38	278	11.1%	2.8%	-0.4%	0.6%
Nittany Mall		22.33	273	11.3%	23.19	288	10.9%	-3.7%	-5.2%	0.4%
Gadsden Mall		21.59	273	8.9%	25.06	259	11.7%	-13.9%	5.4%	-2.8%
North Hanover Mall		28.06	270	12.6%	28.03	274	12.8%	0.1%	-1.5%	-0.2%
New River Valley Mall		24.15	269	10.5%	25.09	253	9.6%	-3.8%	6.3%	0.9%
Lycoming Mall		21.21	252	10.1%	20.89	238	12.2%	1.6%	5.9%	-2.1%
Beaver Valley Mall		22.43	251	13.6%	23.68	252	14.8%	-5.3%	-0.4%	-1.2%
Chambersburg Mall		25.51	241	9.5%	28.82	225	11.0%	-11.5%	7.1%	-1.5%
Washington Crown Center		20.86	235	11.7%	21.98	244	12.4%	-5.1%	-3.7%	-0.7%
Orlando Fashion Square		33.20	232	17.7%	36.50	239	17.8%	-9.0%	-2.9%	-0.1%
South Mall		23.42	227	12.4%	24.64	254	12.7%	-5.0%	-10.6%	-0.3%
Phillipsburg Mall		25.05	219	12.0%	26.06	231	14.3%	-3.9%	-5.2%	-2.3%
Voorhees Town Center		34.04	205	12.4%	32.46	206	12.0%	4.9%	-0.5%	0.4%

Enclosed Malls weighted average		$32.70	$348	12.9%	$32.51	$335	13.5%	0.6%	3.9%	-0.6%

Consolidated Properties		$31.89	$336	12.9%	$31.86	$326	13.4%	0.1%	3.1%	-0.5%
Unconsolidated Properties		$41.29	$468	13.0%	$39.52	$419	14.1%	4.5%	11.7%	-1.1%
Same Properties		$32.70	$348	12.9%	$32.51	$335	13.5%	0.6%	3.9%	-0.6%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Property contains a vacant anchor space as of September 30, 2010 and 2009, respectively.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	September 30, 2010		September 30, 2009		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	89.6%	77.6%	88.0%	74.3%	1.6%	3.3%
Capital City Mall	96.9%	94.7%	98.2%	96.9%	-1.3%	-2.2%
Chambersburg Mall	81.5%	60.4%	82.3%	62.2%	-0.8%	-1.8%
Cherry Hill Mall	91.4%	89.7%	94.0%	92.7%	-2.6%	-3.0%
Crossroads Mall	89.7%	76.2%	84.3%	63.9%	5.4%	12.3%
Cumberland Mall	91.9%	86.5%	92.2%	91.2%	-0.3%	-4.7%
Dartmouth Mall	97.0%	95.0%	92.1%	86.9%	4.9%	8.1%
Exton Square Mall	88.5%	74.8%	90.7%	79.7%	-2.2%	-4.9%
Francis Scott Key Mall	97.8%	95.8%	94.5%	89.4%	3.3%	6.4%
Gadsden Mall	92.4%	81.0%	90.2%	75.8%	2.2%	5.2%
The Gallery at Market East (1)	60.6%	75.5%	60.5%	75.3%	0.1%	0.2%
Jacksonville Mall	99.1%	98.3%	97.4%	94.8%	1.7%	3.5%
Lehigh Valley Mall	96.9%	95.8%	93.7%	91.4%	3.2%	4.4%
Logan Valley Mall	94.0%	85.6%	95.1%	88.2%	-1.1%	-2.6%
Lycoming Mall	95.4%	91.4%	95.7%	91.9%	-0.3%	-0.5%
Magnolia Mall	95.3%	89.3%	96.1%	91.1%	-0.8%	-1.8%
Moorestown Mall	88.7%	74.7%	88.8%	74.9%	-0.1%	-0.2%
New River Valley Mall	95.1%	91.8%	96.1%	93.6%	-1.0%	-1.8%
Nittany Mall	92.5%	84.9%	91.5%	82.7%	1.0%	2.2%
North Hanover Mall	90.0%	76.1%	88.5%	72.6%	1.5%	3.5%
Orlando Fashion Square	85.7%	69.6%	86.3%	70.9%	-0.6%	-1.3%
Palmer Park Mall	94.7%	83.1%	95.5%	85.6%	-0.8%	-2.5%
Patrick Henry Mall	96.9%	94.0%	98.0%	96.2%	-1.1%	-2.2%
Phillipsburg Mall	90.0%	77.0%	90.4%	77.9%	-0.4%	-0.9%
Plymouth Meeting Mall	84.0%	75.7%	82.2%	75.3%	1.8%	0.4%
The Mall at Prince Georges	94.4%	88.1%	95.8%	91.1%	-1.4%	-3.0%
South Mall	89.6%	84.1%	78.2%	81.9%	11.4%	2.2%
Springfield Mall	83.8%	83.8%	86.1%	86.1%	-2.3%	-2.3%
Uniontown Mall	92.5%	81.0%	91.5%	78.5%	1.0%	2.5%
Valley Mall	96.2%	93.5%	97.1%	95.0%	-0.9%	-1.5%
Valley View Mall	91.6%	88.3%	91.9%	88.8%	-0.3%	-0.5%
Viewmont Mall	99.3%	98.1%	97.8%	94.3%	1.5%	3.8%
Voorhees Town Center	62.1%	61.5%	61.9%	61.2%	0.2%	0.3%
Washington Crown Center	83.4%	69.3%	83.6%	69.7%	-0.2%	-0.4%
Willow Grove Park (2)	69.6%	91.3%	69.7%	93.8%	-0.1%	-2.5%
Wiregrass Commons Mall	86.9%	81.0%	85.0%	78.4%	1.9%	2.6%
Woodland Mall	88.3%	88.3%	85.8%	85.8%	2.5%	2.5%
Wyoming Valley Mall	96.3%	89.5%	92.0%	77.3%	4.3%	12.2%

Enclosed Malls weighted average (3)	89.5%	84.5%	88.9%	83.8%	0.6%	0.7%

Consolidated Properties	89.3%	83.9%	88.7%	83.4%	0.6%	0.5%
Unconsolidated Properties	94.0%	92.4%	92.0%	89.9%	2.0%	2.5%
Same Properties	89.5%	84.5%	88.9%	83.8%	0.6%	0.7%

(1)

The total occupancy percentage for The Gallery at Market East includes 328,390 sf of the former Strawbridge's store that is currently vacant, pending redevelopment. This vacant department store represents 30.3% and 30.4% of the owned mall GLA as of September 30, 2010 and September 30, 2009, respectively.

(2)

The total occupancy percentage for Willow Grove Park includes the former Strawbridge's store that is currently vacant. This vacant department store represents 26.6% and 26.2% of the owned mall GLA as of September 30, 2010 and September 30, 2009, respectively.

(3)

Including all tenants occupying space under an agreement with an initial term of less than one year, total enclosed mall occupancy is 90.3% and 89.7%, and occupancy excluding anchors is 86.0% and 86.4% for the periods ending June 30, 2010 and June 30, 2009, respectively.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	September 30, 2010			September 30, 2009			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor

Christiana Center	$20.10	98.8%	96.8%	$21.94	88.1%	67.7%	-8.4%	10.7%	29.1%

The Commons at Magnolia	14.61	84.9%	81.1%	11.95	66.4%	88.9%	22.3%	18.5%	-7.8%

Metroplex Shopping Center	19.20	100.0%	100.0%	19.10	100.0%	100.0%	0.5%	0.0%	0.0%

The Court at Oxford Valley	15.60	100.0%	100.0%	16.41	91.3%	88.1%	-4.9%	8.7%	11.9%

Paxton Towne Centre	15.78	98.2%	97.3%	16.04	90.8%	86.1%	-1.6%	7.4%	11.2%

Red Rose Commons	13.99	84.8%	84.8%	14.16	72.5%	72.5%	-1.2%	12.3%	12.3%

Springfield Park	20.90	98.2%	94.9%	21.22	100.0%	100.0%	-1.5%	-1.8%	-5.1%

Whitehall Mall	12.72	91.6%	82.3%	11.29	86.8%	72.0%	12.7%	4.8%	10.3%

Weighted Average	$16.28	95.7%	93.8%	$16.42	89.1%	84.9%	-0.9%	6.6%	8.9%

Consolidated Properties	$16.62	96.8%	94.4%	$16.67	86.8%	82.0%	-0.3%	10.0%	12.4%

Unconsolidated Properties	$16.16	95.3%	93.6%	$16.34	90.1%	85.9%	-1.1%	5.2%	7.7%

Same Properties	$16.28	95.7%	93.8%	$16.42	89.1%	84.9%	-0.9%	6.6%	8.9%

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Locations	GLA	Number of Locations	GLA	Total Number of Locations	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	45	570,111	5	51,516	50	621,627	$12,467	$11,414	4.05%
JCPenney Company, Inc.	24	2,369,736	6	824,327	30	3,194,063	7,526	7,526	2.67%
Foot Locker, Inc.	62	326,954	11	34,347	73	361,301	7,959	7,507	2.66%
Limited Brands, Inc.	59	282,522	13	41,196	72	323,718	7,626	7,180	2.55%
American Eagle Outfitters, Inc.	40	218,381	2	8,840	42	227,221	6,756	6,454	2.29%
Zale Corporation	76	59,844	0	—	76	59,844	5,622	5,318	1.89%
Sears Holding Corporation	24	2,796,396	5	880,777	29	3,677,173	5,445	5,302	1.88%
Signet Jewelers Limited	39	59,732	0	—	39	59,732	4,570	4,415	1.57%
Dick’s Sporting Goods, Inc.	8	371,675	1	50,484	9	422,159	4,835	4,041	1.43%
Luxottica Group S.p.A.	49	116,626	2	8,082	51	124,708	4,164	3,866	1.37%
Golden Gate Capital (4)	14	130,715	4	24,742	18	155,457	3,974	3,584	1.27%
Abercrombie & Fitch Co.	20	136,727	0	—	20	136,727	3,961	3,579	1.27%
Genesco, Inc.	57	73,548	3	3,543	60	77,091	3,332	3,193	1.13%
Commonwealth of Pennsylvania	2	229,244	0	—	2	229,244	3,085	3,085	1.09%
Aeropostale, Inc.	33	115,112	3	10,619	36	125,731	3,276	3,060	1.09%
Hallmark Cards, Inc.	36	142,377	7	30,813	43	173,190	3,210	3,036	1.08%
Barnes & Noble, Inc.	9	271,086	0	—	9	271,086	4,079	3,010	1.07%
Pacific Sunwear, Inc.	27	100,523	6	20,857	33	121,380	3,012	2,859	1.01%
Burlington Coat Factory Warehouse Corp.	6	537,986	0	—	6	537,986	2,826	2,826	1.00%
Regis Corporation	76	92,606	2	3,006	78	95,612	2,826	2,737	0.97%

Total Top 20 Tenants	706	9,001,901	70	1,993,149	776	10,995,050	$100,551	$93,992	33.35%

Total Retail Leases					3,100			$281,823	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Consists of 17 Express stores and one J. Jill store.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of September 30, 2010

(dollars in thousands except psf amounts)

Non-Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	113	275,887	2.3%	$7,396	$7,049	2.6%	$26.81
2010	97	310,066	2.6%	6,606	6,308	2.3%	21.31
2011	617	1,927,327	16.0%	47,813	43,817	16.0%	24.81
2012	477	1,625,809	13.5%	39,504	36,636	13.4%	24.30
2013	325	1,079,291	9.0%	25,055	23,393	8.5%	23.21
2014	237	842,797	7.0%	21,161	19,293	7.0%	25.11
2015	229	1,142,919	9.5%	26,185	23,317	8.5%	22.91
2016	229	964,045	8.0%	27,966	25,334	9.3%	29.01
2017	181	768,575	6.4%	21,246	19,472	7.1%	27.64
2018	185	927,797	7.7%	24,911	22,970	8.4%	26.85
2019	142	588,671	4.9%	18,864	17,970	6.6%	32.05
Thereafter	158	1,558,502	13.1%	30,471	28,270	10.3%	19.55

Total/Average	2,990	12,011,686	100.0%	$297,178	$273,829	100.0%	$24.74

Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (3)	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2011	13	1,040,717	9.2%	$3,374	$2,724	6.9%	$3.24
2012	7	859,686	7.6%	1,825	1,788	4.5%	2.12
2013	14	1,135,570	10.1%	4,593	4,593	11.7%	4.04
2014	15	1,551,546	13.8%	4,249	3,787	9.6%	2.74
2015	19	1,746,117	15.5%	5,187	5,187	13.2%	2.97
2016	9	1,127,189	10.0%	2,539	2,539	6.4%	2.25
2017	4	381,158	3.4%	2,058	1,695	4.3%	5.40
2018	6	777,965	6.9%	4,078	4,078	10.4%	5.24
2019	8	817,875	7.3%	2,444	2,444	6.2%	2.99
Thereafter	15	1,841,984	16.3%	11,209	10,545	26.8%	6.09

Total/Average	110	11,279,807	100.0%	$41,556	$39,380	100.0%	$3.68

(1)	Only includes owned space.
(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Occupancy Summary as of September 30, 2010

	Owned GLA
	Occupied			Vacant
	Anchor	Non-Anchor		Anchor	Non-Anchor
		Large Format (1)	Small Shop (2)			GLA Not Owned	Total GLA
Malls
Beaver Valley Mall	511,267	138,661	207,579	—	99,781	204,770	1,162,058
Capital City Mall	204,301	63,586	205,639	—	15,213	120,000	608,739
Chambersburg Mall	241,690	19,651	108,738	—	84,258	—	454,337
Cherry Hill Mall (3)	138,000	214,860	389,845	—	69,753	478,885	1,291,343
Crossroads Mall	254,211	12,231	135,218	—	46,174	—	447,834
Cumberland Mall	264,348	212,538	136,832	—	54,397	273,230	941,345
Dartmouth Mall	208,460	142,274	164,177	—	16,029	140,000	670,940
Exton Square Mall	440,301	26,617	249,202	—	93,125	277,468	1,086,713
Francis Scott Key Mall	269,708	93,084	191,572	—	12,529	139,333	706,226
Gadsden Mall	300,960	65,746	98,398	—	38,522	—	503,626
The Gallery at Market East	350,115	84,970	221,942	328,390	99,350	—	1,084,767
Jacksonville Mall	242,115	98,693	143,649	—	4,252	—	488,709
Lehigh Valley Mall	212,000	171,800	378,015	—	24,238	371,986	1,158,039
Logan Valley Mall	454,387	43,943	234,939	—	47,027	—	780,296
Lycoming Mall	333,413	182,268	167,148	—	33,084	120,000	835,913
Magnolia Mall	343,118	74,000	169,265	—	29,037	—	615,420
Moorestown Mall	408,356	98,682	147,535	—	83,377	321,200	1,059,150
New River Valley Mall	175,306	122,239	121,797	—	21,721	—	441,063
Nittany Mall	221,462	12,500	170,461	—	32,622	95,000	532,045
North Hanover Mall	206,792	21,047	92,348	—	35,576	—	355,763
Orlando Fashion Square	491,999	121,389	183,628	—	133,093	155,576	1,085,685
Palmer Park Mall	314,235	—	119,264	—	24,203	—	457,702
Patrick Henry Mall	279,619	37,758	239,326	—	17,627	140,000	714,330
Phillipsburg Mall	326,552	42,021	152,106	—	58,031	—	578,710
Plymouth Meeting Mall (4)	253,584	178,291	190,094	—	118,521	214,635	955,125
The Mall at Prince Georges	479,619	102,742	278,276	—	51,505	—	912,142
South Mall	139,691	131,434	91,902	—	42,172	—	405,199
Springfield Mall	—	—	186,111	—	35,964	387,899	609,974
Uniontown Mall	421,378	67,996	156,670	—	52,541	—	698,585
Valley Mall	280,549	125,334	241,181	—	25,679	243,400	916,143
Valley View Mall	96,357	74,148	144,102	—	29,010	254,596	598,213
Viewmont Mall	386,262	82,893	153,342	—	4,697	120,000	747,194
Voorhees Town Center (5)	4,404	67,478	102,253	—	106,370	396,783	677,288
Washington Crown Center	245,401	54,073	147,316	—	89,233	140,095	676,118
Willow Grove Park	225,000	37,260	279,433	206,834	30,061	413,121	1,191,709
Wiregrass Commons	94,686	10,345	160,622	—	40,142	332,152	637,947
Woodland Mall	—	120,959	261,698	—	50,757	725,187	1,158,601
Wyoming Valley Mall	592,110	90,851	194,760	—	33,579	—	911,300

Total Malls (38 properties)	10,411,756	3,244,362	7,016,383	535,224	1,883,250	6,065,316	29,156,291

Strip and Power Centers
Christiana Center	190,814	68,132	39,888	—	3,600	—	302,434
The Commons at Magnolia	20,631	28,618	39,302	—	15,781	126,200	230,532
Metroplex Shopping Center	67,185	362,593	47,683	—	—	300,729	778,190
The Court at Oxford Valley	59,620	361,129	36,154	—	—	247,623	704,526
Paxton Towne Centre	151,627	221,425	63,380	—	8,000	273,058	717,490
Red Rose Commons	—	208,212	15,206	—	40,034	199,590	463,042
Springfield Park	83,539	20,500	22,443	—	2,329	145,669	274,480
Whitehall Mall	294,635	160,865	55,411	—	46,590	—	557,501

Total Strip and Power Centers (8 properties)	868,051	1,431,474	319,467	—	116,334	1,292,869	4,028,195

CONSOLIDATED PROPERTIES	10,562,828	3,390,737	6,594,827	535,224	1,850,429	5,704,689	28,638,734
UNCONSOLIDATED PROPERTIES	716,979	1,285,099	741,023	—	149,155	1,653,496	4,545,752
TOTAL PROPERTIES	11,279,807	4,675,836	7,335,850	535,224	1,999,584	7,358,185	33,184,486
(1)	Includes tenants greater than 10,000 square feet.
(2)	Includes tenants less than 10,000 square feet.
(3)	Additional 24,588 sf has been entitled but not yet built.
(4)	Additional 14,316 sf has been entitled but not yet built.
(5)	Additional 52,431 sf has been built but not commissioned, and 128,514 sf has been entitled but not yet built.

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2010

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s JCPenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/11
Capital City Mall Camp Hill, PA	100%	2003	1974/2005	JCPenney Macy’s Sears	11/30/15 (1) 7/28/14
Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory JCPenney Sears	1/28/11 1/31/19 3/31/12 2/9/15
Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel JCPenney Macy’s Nordstrom	2/28/18 1/31/23 (1) (1) 2/28/25
Crossroads Mall (2) Beckley, WV	100%	2003	1981	Belk JCPenney Sears	11/5/14 12/31/11 3/31/16
Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ’s Boscov’s Burlington Coat Factory Home Depot JCPenney	1/31/16 (1) (1) 4/30/19 10/31/19 11/30/13
Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	JCPenney Macy’s Sears	7/31/14 (1) 4/12/16
Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov’s JCPenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19
Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble JCPenney Macy’s Sears Value City Furniture	4/30/17 9/30/16 (1) 7/31/13 1/31/19
Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk JCPenney Sears	7/31/14 1/31/29 3/5/14
The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory Commonwealth of Pennsylvania	2/28/32 6/30/29
Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Barnes & Noble Belk JCPenney Sears	5/31/18 8/21/11 8/31/15 8/4/11
Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov’s JCPenney Macy’s	10/31/17 (1) (1) 7/31/12
Logan Valley Mall Altoona, PA	100%	2003	1960/1997	JCPenney Macy’s Sears	1/31/17 1/31/15 10/31/16
Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Borders Burlington Coat Factory Dick’s Sporting Goods JCPenney Macy’s Sears	1/31/17 7/27/11 1/31/17 1/31/19 1/31/17 10/31/15 (1) 7/31/13
Magnolia Mall Florence, SC	100%	1997	1979/2007	Barnes & Noble Belk Best Buy Dick’s Sporting Goods JCPenney Sears	9/30/17 1/31/16 1/31/13 1/31/18 3/31/12 10/16/14

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2010 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/15 (1) (1) 10/5/22
New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods JCPenney Regal Cinemas Sears	4/19/14 1/31/17 3/31/13 4/30/22 8/2/13
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton JCPenney Macy’s Sears	1/31/13 7/31/15 (1) 8/28/15
North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods JCPenney Sears	1/31/18 1/31/11 11/30/14
Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard’s JCPenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)
Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18
Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Borders Dick’s Sporting Goods Dillard’s JCPenney Macy’s	1/31/21 1/31/22 9/22/13 10/31/15 (1)
Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton JCPenney Kohl’s Sears	1/31/15 3/31/13 1/31/25 4/30/14
Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/2009	AMC Theater Boscov’s Macy’s Whole Foods	12/31/18 10/31/16 (1) 11/30/29
The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	JCPenney Macy’s Marshalls Ross Dress for Less Target	7/31/16 10/31/18 9/30/16 1/31/18 1/31/15
South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/30/16 10/31/11
Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s Target	(1) (1)
Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory JCPenney Roomful Express Furn. Sears Teletech Customer Care	1/29/11 1/31/19 10/31/15 3/31/15 2/25/13 6/30/13
Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton JCPenney Macy’s Sears	1/31/14 10/31/14 (1) (1)
Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger’s JCPenney Macy’s Sears	11/30/16 (1) 7/31/15 (1) (1)
Viewmont Mall Scranton, PA	100%	2003	1968/2006	JCPenney Macy’s Sears	10/31/15 (1) 12/31/15
Voorhees Town Center (2) Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s The Star Group	(1) (1) 8/31/28
Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/15 7/24/13 (1) 8/17/14

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2010 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)
Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Burlington Coat Factory JCPenney	1/31/37 1/31/20 (1)
Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple Barnes & Noble JCPenney Kohl’s Macy’s Sears	6/30/15 1/31/20 (1) (1) (1) (1)
Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton JCPenney Macy’s Sears	1/31/12 4/30/12 1/31/12 8/1/16

POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13
Metroplex Shopping Center (3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)
The Court at Oxford Valley (3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/11 (1) 4/30/21 (1)
Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/25/21 (1) 11/30/20
Red Rose Commons (3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)
Whitehall Mall (3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/15 3/9/17 9/18/11

STRIP CENTERS
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/15 (1)
Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method(1)

(in thousands, except per share amounts)

	September 30, 2010			December 31, 2009
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,404,454	$210,241	$3,614,695	$3,459,745	$208,319	$3,668,064
Construction in progress	157,885	936	158,821	215,231	1,566	216,797
Land held for development	17,021	—	17,021	9,337	183	9,520

Total investments in real estate	3,579,360	211,177	3,790,537	3,684,313	210,068	3,894,381
Accumulated depreciation	(707,963)	(64,995)	(772,958)	(623,309)	(59,849)	(683,158)

Net investments in real estate	2,871,397	146,182	3,017,579	3,061,004	150,219	3,211,223

Investments in partnerships, at equity	27,661	(27,661)	—	32,694	(32,694)	—
Other assets:
Cash and cash equivalents	43,711	3,983	47,694	74,243	2,904	77,147
Rent and other receivables (2)	34,832	6,798	41,630	55,303	7,501	62,804
Intangible assets, net	19,536	340	19,876	38,978	464	39,442
Deferred costs and other assets, net	96,724	7,966	104,690	84,358	7,395	91,753

Total other assets	222,464	(8,574)	213,890	285,576	(14,430)	271,146

Total assets	$3,093,861	$137,608	$3,231,469	$3,346,580	$135,789	$3,482,369

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $1,859 and $2,744 as of September 30, 2010 and December 31, 2009, respectively)	$1,749,622	$179,035	$1,928,657	$1,777,121	$181,776	$1,958,897
Exchangeable notes (net of discount of $3,282 and $4,664 as of September 30, 2010 and December 31, 2009, respectively)	133,618	—	133,618	132,236	—	132,236
Revolving Facilities	—	—	—	486,000	—	486,000
Term Loans	347,200	—	347,200	170,000	—	170,000
Tenants’ deposits and deferred rent	15,468	3,656	19,124	13,170	3,621	16,791
Distributions in excess of partnership investments	43,893	(43,893)	—	48,771	(48,771)	—
Accrued construction expenses	1,063	—	1,063	11,778	—	11,778
Fair value of derivative instruments	33,289	—	33,289	14,610	—	14,610
Other liabilities	57,826	(1,190)	56,636	58,090	(1,010)	57,080

Total liabilities	2,381,979	137,608	2,519,587	2,711,776	135,616	2,847,392

Equity:
Total equity	711,882	—	711,882	634,804	173	634,977

Total liabilities and equity	$3,093,861	$137,608	$3,231,469	$3,346,580	$135,789	$3,482,369

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company's equity in these properties.

(2)

Total includes straight line rent of $27.9 million ($25.1 million wholly owned, $2.8 million partnership) as of September 30, 2010 and $27.8 ($24.9 million wholly owned, $2.9 million partnership) as of December 31, 2009.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	September 30, 2010				December 31, 2009
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,388,432	$220,024	$23,260	$3,631,716	$3,331,917	$338,560	$7,107	$3,677,584
Construction in progress	104,167	57	54,597	158,821	148,561	13,810	54,426	216,797

Total investments in real estate	3,492,599	220,081	77,857	3,790,537	3,480,478	352,370	61,533	3,894,381
Accumulated depreciation	(702,501)	(69,218)	(1,239)	(772,958)	(604,083)	(77,804)	(1,271)	(683,158)

Net investments in real estate	2,790,098	150,863	76,618	3,017,579	2,876,395	274,566	60,262	3,211,223

Other assets:
Cash and cash equivalents	17,432	1,827	28,435	47,694	15,072	1,250	60,825	77,147
Rent and other receivables (2)	31,969	7,614	2,047	41,630	40,741	9,674	12,389	62,804
Intangible assets, net	12,500	—	7,376	19,876	31,988	—	7,454	39,442
Deferred costs and other assets, net	74,784	8,564	21,342	104,690	67,529	10,468	13,756	91,753

Total other assets	136,685	18,005	59,200	213,890	155,330	21,392	94,424	271,146

Total assets	$2,926,783	$168,868	$135,818	$3,231,469	$3,031,725	$295,958	$154,686	$3,482,369

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $1,859 and $2,744 respectively)	$1,751,711	$172,028	$4,918	$1,928,657	$1,743,555	$205,250	$10,092	$1,958,897
Exchangeable notes (net of discount of $3,282 and $4,664 respectively)	—	—	133,618	133,618	—	—	132,236	132,236
Revolving Facilities	—	—	—	—	—	—	486,000	486,000
Term Loans	—	—	347,200	347,200	—	—	170,000	170,000
Tenants’ deposits and deferred rent	16,977	2,009	138	19,124	14,406	2,232	153	16,791
Accrued construction expenses	—	—	1,063	1,063	—	—	11,778	11,778
Fair value of derivative instruments	—	—	33,289	33,289	—	—	14,610	14,610
Other liabilities	35,334	(1,071)	22,373	56,636	35,124	(2,094)	24,050	57,080

Total liabilities	1,804,022	172,966	542,599	2,519,587	1,793,085	205,388	848,919	2,847,392

Equity:
Total equity	1,122,761	(4,098)	(406,781)	711,882	1,238,640	90,570	(694,233)	634,977

Total liabilities and equity	$2,926,783	$168,868	$135,818	$3,231,469	$3,031,725	$295,958	$154,686	$3,482,369

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.9 million ($25.1 million wholly owned, $2.8 million partnership) as of September 30, 2010 and $27.8 ($24.9 million wholly owned, $2.9 million partnership) as of December 31, 2009.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	September 30, 2010				December 31, 2009
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$69,777	$33	$19,054	$50,756	$69,217	$32	$16,871	$52,378
Capital City Mall	95,940	—	20,712	75,228	95,063	—	18,057	77,006
Chambersburg Mall	38,519	—	7,796	30,723	42,070	—	6,862	35,208
Cherry Hill Mall	446,240	42	70,882	375,400	418,058	27,083	54,781	390,360
Crossroads Mall	36,245	583	8,784	28,044	34,926	68	7,623	27,371
Cumberland Mall	62,725	97	8,575	54,247	62,540	—	7,159	55,381
Dartmouth Mall	62,694	—	26,485	36,209	62,283	—	24,494	37,789
Exton Square Mall	147,111	47	25,760	121,398	147,098	—	23,161	123,937
Francis Scott Key Mall	80,405	499	16,619	64,285	79,883	147	14,076	65,954
Gadsden Mall	60,918	—	9,196	51,722	60,471	—	7,607	52,864
The Gallery at Market East	132,069	38,837	18,604	152,302	130,679	38,816	14,838	154,657
Jacksonville Mall	79,349	—	15,629	63,720	78,346	—	13,470	64,876
Logan Valley Mall	96,010	—	22,149	73,861	95,877	—	19,674	76,203
Lycoming Mall	76,226	—	15,178	61,048	77,163	—	13,070	64,093
Magnolia Mall	88,096	—	24,329	63,767	86,756	1,295	22,028	66,023
Moorestown Mall	92,844	77	25,129	67,792	92,172	50	22,549	69,673
New River Valley Mall	57,748	—	14,564	43,184	57,748	—	12,094	45,654
Nittany Mall	43,566	—	8,923	34,643	43,417	—	7,853	35,564
North Hanover Mall	38,498	17,100	7,993	47,605	38,484	17,096	6,934	48,646
Orlando Fashion Square (2)	39,028	—	3,900	35,128	38,090	—	2,148	35,942
Palmer Park Mall	34,617	—	12,030	22,587	34,600	—	11,406	23,194
Patrick Henry Mall	141,245	—	31,273	109,972	141,004	—	27,130	113,874
Phillipsburg Mall	53,924	258	10,511	43,671	53,415	53	9,187	44,281
Plymouth Meeting Mall	157,696	9	25,792	131,913	144,036	17,032	20,149	140,919
The Mall at Prince Georges	100,381	—	32,259	68,122	100,168	—	29,645	70,523
South Mall	33,728	—	5,878	27,850	33,367	—	5,128	28,239
Uniontown Mall	39,348	—	9,372	29,976	38,782	—	8,170	30,612
Valley Mall	91,891	—	20,581	71,310	91,657	—	18,326	73,331
Valley View Mall	67,441	—	12,518	54,923	67,346	—	11,049	56,297
Viewmont Mall	89,981	—	16,909	73,072	89,113	—	14,333	74,780
Voorhees Town Center	61,914	22,484	12,997	71,401	59,639	22,355	9,799	72,195
Washington Crown Center	40,545	—	12,905	27,640	40,366	—	11,562	28,804
Willow Grove Park	189,491	23,940	45,155	168,276	189,166	23,943	40,582	172,527
Wiregrass Commons Mall	51,882	—	8,704	43,178	51,858	4	7,268	44,594
Woodland Mall	186,040	—	27,487	158,553	185,382	34	22,983	162,433
Wyoming Valley Mall	107,633	—	21,256	86,377	106,075	—	18,219	87,856

Total Consolidated Malls	3,291,765	104,006	675,888	2,719,883	3,236,315	148,008	580,285	2,804,038

Unconsolidated Malls
Lehigh Valley Mall	41,362	158	9,754	31,766	40,377	517	15,414	25,480
Springfield Mall	55,305	3	16,859	38,449	55,225	36	8,384	46,877

Total Unconsolidated Malls	96,667	161	26,613	70,215	95,602	553	23,798	72,357

TOTAL MALLS	$3,388,432	$104,167	$702,501	$2,790,098	$3,331,917	$148,561	$604,083	$2,876,395

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Includes impairment of $62,700 recorded in the 4th Quarter 2009.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	September 30, 2010				December 31, 2009
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$41,954	$—	$11,977	$29,977	$40,980	$—	$11,078	$29,902
Creekview Center	—	—	—	—	19,104	—	7,437	11,667
The Commons at Magnolia	13,613	—	4,349	9,264	11,477	506	3,974	8,009
Monroe Marketplace	—	—	—	—	45,427	7,473	1,782	51,118
New River Valley Center	—	—	—	—	26,744	—	2,197	24,547
Paxton Towne Centre	57,122	—	15,749	41,373	56,793	—	14,370	42,423
Pitney Road Plaza	—	—	—	—	6,411	1,348	33	7,726
Sunrise Plaza	—	—	—	—	25,831	4,188	2,153	27,866

Total Consolidated Strip and Power Centers	112,689	—	32,075	80,614	232,767	13,515	43,024	203,258

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,168	14	14,925	27,257	42,168	8	13,759	28,417
The Court at Oxford Valley	27,863	20	8,473	19,410	27,863	20	7,983	19,900
Red Rose Commons	13,178	4	3,847	9,335	12,728	—	3,580	9,148
Whitehall Mall	16,835	19	8,452	8,402	15,749	267	8,118	7,898
Springfield Park	7,291	—	1,446	5,845	7,285	—	1,340	5,945

Total Unconsolidated Strip and Power Centers	107,335	57	37,143	70,249	105,793	295	34,780	71,308

TOTAL STRIP AND POWER CENTERS	$220,024	$57	$69,218	$150,863	$338,560	$13,810	$77,804	$274,566

Consolidated Properties Under Development
Springhills (2)	$—	$21,961	$—	$21,961	$—	$21,961	$—	$21,961
White Clay Point (3)	—	31,918	—	31,918	—	31,747	—	31,747

Total Consolidated Properties Under Development	—	53,879	—	53,879	—	53,708	—	53,708

Unconsolidated Properties Under Development
Pavilion at Market East	6,239	718	1,239	5,718	6,924	718	1,271	6,371

Total Unconsolidated Properties Under Development	6,239	718	1,239	5,718	6,924	718	1,271	6,371

Other Properties
Land held for development - consolidated	17,021	—	—	17,021	183	—	—	183

Total Other Properties	17,021	—	—	17,021	183	—	—	183

TOTAL DEVELOPMENT AND OTHER	$23,260	$54,597	$1,239	$76,618	$7,107	$54,426	$1,271	$60,262

TOTAL INVESTMENT IN REAL ESTATE	$3,631,716	$158,821	$772,958	$3,017,579	$3,677,584	$216,797	$683,158	$3,211,223

CONSOLIDATED PROPERTIES	$3,421,475	$157,885	$707,963	$2,871,397	$3,469,082	$215,231	$623,309	$3,061,004

UNCONSOLIDATED PROPERTIES	210,241	936	64,995	146,182	208,319	1,566	59,849	150,036

TOTAL INVESTMENT IN REAL ESTATE	$3,631,716	$158,821	$772,958	$3,017,579	$3,677,401	$216,797	$683,158	$3,211,040

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Includes impairment of $11,484 recorded in the 4th Quarter 2009.
(3)	Includes impairment of $11,799 recorded in the 4th Quarter 2008.

Pennsylvania Real Estate Investment Trust

Property Redevelopment Summary as of September 30, 2010

NAME OF PROJECT LOCATION	PREIT's PROJECTED SHARE OF COST (1)	PREIT'S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
MIXED USE	(in millions)	(in millions)
Voorhees Town Center
Voorhees, NJ	$83.0	$70.1	7.8%	2007	2012

-Phase I

-Reduced mall GLA by 470,000 sf to 654,000 sf;

-Opened a 50,000 sf office building in May 2008;

-Opened a 10,000 sf The Learning Center in August 2008.

-Phase II

-Opening a mixed use town center of approximately 140,000 sf, including:

-Opened 14,500 sf Rizzieri Masters Salon in April 2009;

-Opened 3,000 sf Rizzieri Aveda School for Beauty and Wellness in May 2009;

-Opened 13,000 sf Intoxx Fitness in March 2010;

-Opening 16,000 sf of outparcel space;

-Opening 23,400 sf Township of Voorhees municipal offices in the Spring of 2011;

-Opening 5,900 sf Firecreek Grille in the Spring of 2011;

-Opening 3,000 sf Dog House Burgers in the Spring of 2011.

-156 residential units open for leasing. A total of approximately 425 residential units to be constructed. The residential units are being constructed by our ground lessee and its affiliates.

-Net reduction in property GLA will be approximately 244,000 sf.

-Incremental return based on estimated net operating income in projected stabilization year of 2013.

(1)	PREIT's projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three Months Ended September 30, 2010			Nine Months Ended September 30, 2010
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental
GLA and/or anchor replacement	$2,088	$251	$2,339	$6,279	$1,070	$7,349
New development projects	200	—	200	729	—	729
Tenant allowances	5,077	443	5,520	10,466	424	10,890
Recurring capital expenditures:
CAM expenditures	3,873	9	3,882	4,449	56	4,505
Non-CAM expenditures	1,970	—	1,970	3,128	—	3,128

Total recurring capital expenditures	5,843	9	5,852	7,577	56	7,633

Total	$13,208	$703	$13,911	$25,051	$1,550	$26,601

Pennsylvania Real Estate Investment Trust

Debt Analysis as of September 30, 2010

(in thousands)

Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,741,654	72.3%	$7,968	0.3%	$1,749,622	72.6%
Unconsolidated mortgage loans payable	130,783	5.4%	48,252	2.0%	179,035	7.4%
Exchangeable notes (3)	133,618	5.5%	—	0.0%	133,618	5.5%
Revolving Facility	—	0.0%	—	0.0%	—	0.0%
Term Loans (4)	300,000	12.5%	47,200	2.0%	347,200	14.5%

TOTAL OUTSTANDING DEBT	$2,306,055	95.7%	$103,420	4.3%	$2,409,475	100.0%

AVERAGE STATED INTEREST RATE	5.73%		3.78%		5.67%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	Includes debt premium of $1,859
(3)	Includes debt discount of $3,282
(4)

We entered into interest rate swap agreements to fix $100,000 of the underlying LIBOR associated with the term loans at a rate of 1.77% for the three-year initial term. An additional $200,000 of the underlying LIBOR was swapped to fixed at a rate of 0.61% for year one, 1.78% for year two and 2.96% for the balance of the initial term.

Average Debt Balance
		Mortgage Debt (1) (2)	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount	TOTAL
Beginning Balance	6/30/2010	$1,977,924	$—	$413,500	$136,900	$(3,749)	$2,524,575
Mortgage loan amortization, net		(7,767)	—	—	—	—	(7,767)
Valley View Mall mortgage loan repayment		(33,846)	—	—	—	—	(33,846)
Valley View Mall mortgage loan financing		32,000	—	—	—	—	32,000
One Cherry Hill mortgage payment		(698)	—	—	—	—	(698)
New River Valley Mall mortgage payment		(1,200)	—	—	—	—	(1,200)
Creekview Center mortgage loan repayment		(19,352)	—	—	—	—	(19,352)
New River Valley Center mortgage loan repayment		(15,826)	—	—	—	—	(15,826)
Pitney Road Plaza construction loan repayment		(4,476)	—	—	—	—	(4,476)
Revolving Facility borrowing		—	10,000	—	—	—	10,000
Revolving Facility repayment		—	(10,000)	—	—	—	(10,000)
Term Loan repayment		—	—	(66,300)	—	—	(66,300)
Exchangeable notes discount amortization		—	—	—	—	467	467

Ending Balance	9/30/2010	$1,928,657	$—	$347,200	$136,900	$(3,282)	$2,409,475

Weighted Average Balance		$1,972,792	$1,630	$412,876	$136,900	$(3,595)	$2,520,604

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium and balloon payments.

Debt Maturities (1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount Amortization	Total Debt

2010	$5,731	$290	$36,150	$—	$—	$—	$(473)	$41,698
2011	23,051	1,153	160,808	—	—	—	(1,960)	183,052
2012	20,499	416	363,345	—	—	136,900	(849)	520,311
2013	15,209	—	430,773	—	347,200	—	—	793,182
2014	13,634	—	99,203	—	—	—	—	112,837
2015	12,678	—	275,156	—	—	—	—	287,834
2016	3,084	—	219,480	—	—	—	—	222,564
Thereafter	8,169	—	239,828	—	—	—	—	247,997

	$102,055	$1,859	$1,824,743	$—	$347,200	$136,900	$(3,282)	$2,409,475

(1)

The weighted average period to mortgage maturity is 3.93 years excluding extension options. Excludes debt premium on mortgage loans and debt discount on exchangeable notes. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP) (1)
Year	Balance	Interest Rate	Balance	Interest Rate
2010	$36,150	1.36%	$36,150	1.36%
2011	162,149	6.21%	162,149	6.21%
2012	376,493	6.07%	376,493	5.67%
2013	438,388	5.47%	438,388	5.47%
2014	103,956	7.28%	103,956	7.28%
2015	308,622	5.79%	308,622	5.79%
Thereafter	501,040	5.60%	501,040	5.60%

Total	$1,926,798	5.76%	$1,926,798	5.69%

(1)	Excludes amortization of debt issuance costs.

Pennsylvania Real Estate Investment Trust

Debt Schedule as of September 30, 2010

(in thousands)

	Lender	Proportionate Share(1)			Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
		Debt	Debt Premium/ (Discount)	Total
Fixed Rate Mortgage Loans
Christiana Center (2) (3)	Bank	$45,000	$—	$45,000	5.87%	5.87%	$2,642	$45,000	June 2011
Paxton Towne Centre (2) (3)	Bank	54,000	—	54,000	5.84%	5.84%	3,152	54,000	July 2011
The Court at Oxford Valley	Life Insurance Co	16,755	—	16,755	8.02%	8.02%	2,319	16,003	July 2011
Metroplex Shopping Center	CMBS	29,374	—	29,374	7.25%	7.25%	2,681	28,785	Nov 2011
Capital City Mall	CMBS	49,041	1,155	50,196	7.61%	5.50%	4,603	47,898	Feb 2012
Beaver Valley Mall	CMBS	43,484	—	43,484	7.36%	7.36%	3,972	42,266	Apr 2012
Pavilion East Associates (2)	Bank	3,932	—	3,932	6.15%	6.15%	244	3,708	Aug 2012
Cherry Hill Mall	Life Insurance Co	185,019	—	185,019	5.42%	5.42%	13,510	177,689	Oct 2012
Cherry Hill Mall Supplemental Loan	Life Insurance Co	54,574	—	54,574	5.51%	5.51%	3,030	53,003	Oct 2012
Cumberland Mall Loan #1	CMBS	40,443	704	41,147	6.50%	5.40%	3,413	38,782	Nov 2012
New River Valley Mall (2)	Bank	25,000	—	25,000	6.33%	6.33%	1,583	25,000	Jan 2013
Dartmouth Mall	CMBS	61,565	—	61,565	4.95%	4.95%	4,484	57,594	June 2013
Moorestown Mall	CMBS	56,508	—	56,508	4.95%	4.95%	4,115	52,863	June 2013
Jacksonville Mall (2) (3)	Bank	56,265	—	56,265	5.83%	5.83%	3,277	56,265	Sept 2013
Logan Valley Mall (2) (3)	Bank	68,000	—	68,000	5.79%	5.79%	3,939	68,000	Sept 2013
Wyoming Valley Mall (2) (3)	Bank	65,000	—	65,000	5.85%	5.85%	3,803	65,000	Sept 2013
Francis Scott Key Mall (2)	Bank	55,000	—	55,000	5.25%	5.25%	2,885	55,000	Dec 2013
Viewmont Mall (2)	Bank	48,000	—	48,000	5.25%	5.25%	2,518	48,000	Dec 2013
Exton Square Mall	Life Insurance Co	69,018	—	69,018	7.50%	7.50%	5,873	66,733	Jan 2014
Lycoming Mall	Bank	34,938	—	34,938	6.84%	6.84%	3,001	32,470	Jul 2014
Springfield East (2)	Bank	2,285	—	2,285	5.39%	5.39%	168	2,061	March 2015
Springfield Park (2)	Bank	2,683	—	2,683	5.39%	5.39%	197	2,419	March 2015
Magnolia Mall	CMBS	60,994	—	60,994	5.33%	5.33%	4,413	54,842	July 2015
Patrick Henry Mall	Life Insurance Co	93,761	—	93,761	6.34%	6.34%	7,743	83,210	Oct 2015
Willow Grove Park	Life Insurance Co	148,899	—	148,899	5.65%	5.65%	11,083	132,624	Dec 2015
Valley Mall	CMBS	87,040	—	87,040	5.49%	5.49%	5,014	78,996	Mar 2016
Woodland Mall	CMBS	153,723	—	153,723	5.58%	5.58%	10,760	140,484	Apr 2016
The Mall at Prince Georges	CMBS	150,000	—	150,000	5.51%	5.51%	8,269	150,000	June 2017
Whitehall Mall	Life Insurance Co	5,897	—	5,897	7.00%	7.00%	574	4,148	Nov 2018
Cumberland Mall Loan #2	Bank	2,577	—	2,577	5.00%	5.00%	390	—	Dec 2018
Lehigh Valley Mall	Life Insurance Co	69,857	—	69,857	5.88%	5.88%	4,972	58,519	July 2020
Valley View Mall	CMBS	31,946	—	31,946	6.15%	6.15%	2,290	27,161	July 2020

Total Fixed Rate Mortgage Loans		1,870,578	1,859	1,872,437	5.86%	5.78%	130,916	1,768,523

Variable Rate Mortgage Loans
Springfield Mall	Bank	36,150	—	36,150	1.36%	1.36%	491	36,150	Dec 2010
One Cherry Hill Plaza (4)	Bank	4,918	—	4,918	1.56%	1.56%	77	4,918	Aug 2011
Red Rose Commons (5)	Bank	12,102	—	12,102	6.00%	6.00%	726	12,102	Oct 2011
New River Valley Mall	Bank	3,050	—	3,050	4.82%	4.82%	147	3,050	Jan 2013

Total Variable Rate Mortgage Loans		56,220	—	56,220	2.56%	2.56%	1,441	56,220

Total Mortgage Loans		$1,926,798	$1,859	$1,928,657	5.76%	5.69%	$132,357	$1,824,743

CONSOLIDATED MORTGAGE LOANS		$1,747,763	$1,859	$1,749,622	5.80%	5.62%	$119,985	$1,660,848
UNCONSOLIDATED MORTGAGE LOANS		179,035	—	179,035	5.43%	5.43%	12,372	163,895
EXCHANGEABLE NOTES (6)		136,900	(3,282)	133,618	4.00%	5.81%	5,476	136,900	May 2012
REVOLVING FACILITY (7) (8)		—	—	—	5.22%	5.22%	—	—	March 2013
TERM LOAN - FIXED RATE (7) (9)		300,000	—	300,000	5.90%	5.90%	17,692	300,000	March 2013
TERM LOAN - VARIABLE RATE (7) (10)		47,200	—	47,200	5.22%	5.22%	2,464	113,500	March 2013

Total		$2,410,898	$(1,423)	$2,409,475	5.67%	5.65%	$157,989	$2,375,143

AMORTIZATION OF DEFERRED FINANCING FEES		—	—	—	0.00%	0.50%	—	—

EFFECTIVE INTEREST RATE		$2,410,898	$(1,423)	$2,409,475	5.67%	6.15%	$157,989	$2,375,143

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	The mortgage loan has been swapped to the fixed interest rate presented.
(3)	The mortgage loan has two one-year extension options.
(4)

The mortgage loan has two one-year extension options. The first option was exercised in June 2009 for the period August 2009 to August 2010. The second option was exercised in July 2010 for the period August 2010 to August 2011.

(5)	The mortgage loan has one one-year extension option.
(6)	The marked to market interest rate includes the effect of deferred financing fee amortization and debt discount amortization.
(7)	Secured by first mortgage liens on 20 properties and a second mortgage lien on one property. See page 29 for property detail.
(8)	The total available to borrow against the 2010 Revolving Facility is $148.5 million.
(9)

We entered into interest rate swap agreements to fix $100,000 of the underlying LIBOR associated with the term loans at a rate of 1.77% for the three-year initial term. An additional $200,000 of the underlying LIBOR was swapped to fixed at a rate of 0.61% for year one, 1.78% for year two and 2.96% for the balance of the initial term.

(10)	Includes $15.8 million that is subject to a LIBOR cap with a strike rate of 2.5%. The LIBOR cap expires in March 2012.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios (1)

September 30, 2010
Consolidated Liabilities to Gross Asset Value	67.29%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 75%

EBITDA to Interest Expense	1.89
EBITDA may not be less than 1.60 to 1.00

Adjusted EBITDA to Fixed Charges	1.61
Adjusted EBITDA may not be less than 1.35 to 1.00

Corporate Debt Yield	11.13%
The ratio of EBITDA to total indebtedness may not be less than 9.50%.

Facility Debt Yield	11.08%
The ratio of NOI for Collateral Properties to Facility Amount

Collateral Properties (2)

Chambersburg Mall	Nittany Mall	The Plaza at Magnolia
Crossroads Mall	North Hanover Mall	South Mall
Gadsden Mall	Orlando Fashion Square	Uniontown Mall
The Gallery at Market East I	P&S Office Building	Voorhees Town Center
The Gallery at Market East II	Palmer Park Mall	Washington Crown Center
The Commons at Magnolia	Phillipsburg Mall	Westgate Anchor Pad
New River Valley Mall (2)	Plymouth Meeting Mall	Wiregrass Commons Mall

(1)

The amended, restated and consolidated senior secured credit agreement dated as of March 11, 2010 (the “2010 Credit Facility”) contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2010 Credit Facility. In addition to the ratios set forth herein, there are several other ratios under the 2010 Credit Agreement with which the Company must comply, all of which are described in the Company’s Current Report on Form 8-K dated March 11, 2010. The Company has filed the 2010 Credit Agreement and related material agreements in accordance with the rules and regulations of the Securities and Exchange Commission.

(2)	All properties secured by first mortgage liens except for New River Valley Mall, which is secured by second mortgage lien.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Vanguard Group, Inc.	5,369,749
BlackRock Institutional Trust Company, N.A.	4,024,152
JP Morgan Asset Management	2,544,340
State Street Global Advisors (US)	1,876,130
Heitman Real Estate Securities LLC	1,521,220
ING Clarion Real Estate Securities LLC	1,420,100
Integrity Asset Management, LLC	999,294
Pacific Heights Asset Management, LLC	900,000
TIAA-CREF	623,677
Principal Global Investors (Equity)	623,238

TOTAL of Ten Largest Institutional:	19,901,900
TOTAL of all Institutional Holders:	34,689,659
Ten Largest as % of Total Institutional:	57.4%

(1)	Based on 13F and 13G filings as of September 30, 2010 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2009
Institutional (1)	34,689,659	60.1%	24,266,770
Retail (2)	17,882,562	31.0%	18,359,983
Insiders (3)	5,133,095	8.9%	4,317,448

TOTAL	57,705,316	100.0%	46,944,201

(1)	Based on 13F and 13G filings as of September 30, 2010 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of September 30, 2010 (Shares and OP Units only). Excludes 136,025 exercisable options. See proxy statement dated April 29, 2010 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. The Company computes Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”) (for periods during which the Company had preferred shares outstanding).

Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. Similarly, FFO per diluted share is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities. In addition, we use FFO and FFO per diluted share as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares (for periods during which the Company had preferred shares outstanding), which may not be comparable to Funds From Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not include gains or losses on the sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, interest and other income, interest expense, depreciation and amortization, income from discontinued operations, gains on sales of interests in real estate, other expenses and gain on extinguishment of debt.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.